Exhibit 10.1

Execution Copy

AMENDMENT No. 2 TO CREDIT AGREEMENT

This AMENDMENT No. 2 (this “Second Amendment”), dated November 24, 2015, to the Credit Agreement referred to below by and among Tallgrass Energy Partners, LP, a Delaware limited partnership (the “Borrower”), the other Loan Parties party hereto (collectively, the “Grantors”), the Lenders party hereto, the Issuing Banks party hereto, the Swing Line Lenders party hereto, and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) collateral agent (in such capacity, the “Collateral Agent”).

RECITALS

WHEREAS, the Borrower, the several Lenders parties thereto, the Issuing Banks party thereto, the Swing Line Lenders party thereto and the Administrative Agent and Collateral Agent have entered into that certain Credit Agreement, dated as of May 17, 2013, as amended by Amendment No. 1 to Credit Agreement, dated as of June 25, 2014, among the Borrower, the several Lenders party thereto, the Issuing Banks party thereto, the Swing Line Lenders party thereto and the Administrative Agent and Collateral Agent (together with the exhibits and schedules attached thereto, as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement);

WHEREAS, the Borrower has requested that the Credit Agreement be amended so as to, among other things, (i) increase the Revolving Credit Commitments from $850,000,000 to $1,100,000,000, and (ii) provide for a $400,000,000 committed accordion to be exercisable, in whole or in part, at the option of the Borrower on the terms and conditions contained herein;

WHEREAS, the Lenders party hereto, the Issuing Banks party hereto, the Swing Line Lenders party hereto, the Administrative Agent and the Collateral Agent are willing, on the terms and subject to the conditions set forth below, to consent to the amendment of the Credit Agreement as provided herein; and

WHEREAS, pursuant to that certain letter agreement dated as of November 18, 2015 by and among the Borrower and Wells Fargo Securities, LLC and Barclays Bank PLC, as joint lead arrangers (collectively, the “Arrangers”), the Borrower has retained the Arrangers to act as Joint Bookrunners and Joint Lead Arrangers in connection with this Second Amendment (the “Engagement Letter”).

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Definitions. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. As used in this Second Amendment:

“Administrative Agent” is defined in the preamble hereto.

“Arrangers” is defined in the preamble hereto.

“Assignee Lender” is defined in Section 3.2.

“Assignor Lender” is defined in Section 3.2.

“Borrower” is defined in the preamble hereto.

“Collateral Agent” is defined in the preamble hereto.

“Credit Agreement” is defined in the first recital hereto.

“Engagement Letter” is defined in the fourth recital hereto.

“New Lender” is defined in Section 3.4.

“Second Amendment” is defined in the preamble hereto.

“Second Amendment Effective Date” shall mean the date on which the conditions set forth in Article IV of this Second Amendment are satisfied or waived.

ARTICLE II

AMENDMENTS TO LOAN DOCUMENTS

Effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

SECTION 2.1 Schedule 2.01. Schedule 2.01 to the Credit Agreement is deleted in its entirety and replaced with Schedule 2.01 attached hereto.

SECTION 2.2 Amendments to Defined Terms. The following defined terms in Section 1.01 of the Credit Agreement are amended and restated in their entirety as follows:

“Amended Engagement Letter” shall mean the Engagement Letter dated November 18, 2015 between the Borrower and the Arrangers, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Commitment” shall mean, with respect to any Lender, such Lender’s Revolving Credit Commitment, Swing Line Commitment or Incremental Loan Commitment. For the avoidance of doubt, a Committed Increase Commitment is not a Commitment until such commitment is exercised by the Borrower in accordance with Section 2.26.

“Incremental Loan Amount” shall mean $400,000,000.

“Revolving Credit Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder (and to acquire participations in Letters of Credit as provided for herein) as set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Credit Commitment or in any Incremental Loan Assumption Agreement, as applicable, as the same may be (a) increased by the Incremental Loan Commitment of such Lender, if any, (b) increased by the Committed Increase Commitment of such Lender, if any, pursuant to Section 2.26, (c) reduced from time to time pursuant to Section 2.09, and (d) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. For the avoidance of doubt, a Committed Increase Commitment is not a Revolving Credit Commitment until such commitment is exercised by the Borrower in accordance with Section 2.26.

“Total Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time. The Total Revolving Credit Commitment as of the Second Amendment Effective Date is $1,100,000,000.

SECTION 2.3 New Defined Terms. Section 1.01 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

“Committed Increase Commitment” shall have the meaning assigned to such term in Section 2.26(a).

“Committed Increase Date” shall have the meaning assigned to such term in Section 2.26(a).

“Committed Increase Expiration Date” shall mean May 24, 2016.

“Second Amendment” shall mean that certain Amendment No. 2 dated as of November 24, 2015 by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, the Issuing Banks party thereto, the Swing Line Lenders party thereto and Barclays Bank, PLC, as Administrative Agent and Collateral Agent.

“Second Amendment Effective Date” shall have the meaning assigned to the term “Second Amendment Effective Date” in Section 1.1 of the Second Amendment.

SECTION 2.4 Amendment to Article II. Article II of the Credit Agreement is amended by adding the following new Section 2.26 at the end thereof:

SECTION 2.26 Committed Increase Commitments. (a) On or prior to the Committed Increase Expiration Date, at the option of the Borrower (but subject to the conditions set forth in Section 2.26(c)), the Revolving Credit Commitment of each Lender shall, by written notice from the Borrower to the Administrative Agent, be increased by an amount up to the amount set forth on Schedule 2.01 (the “Committed Increase Commitment”), or in the Assignment and Acceptance pursuant to which such Lender assumed its Committed Increase Commitment, as the same be reduced pursuant to Section 2.26(d). Such notice shall set forth (i) the aggregate amount of the Committed Increase Commitments being exercised by the Borrower and each Lender’s pro rata share of such amount and (ii) the date on which such Committed Increase Commitments are requested to become effective (which shall not be less than three Business Days nor more than 60 days after the date of such notice (or such other number of days as the Administrative Agent may agree to), such requested date or such later date on which the conditions in Section 2.26(c) are satisfied, the “Committed Increase Date”).

(b) On the Committed Increase Date, all of the Committed Increase Commitments (or the portion thereof exercised by the Borrower) shall be deemed an increase to the Revolving Credit Commitments and all Loans made pursuant to the Committed Increase Commitments shall be identical to all Revolving Loans, other than in respect of any arrangement, commitment or upfront fees payable to the Lenders and the Arrangers in connection therewith pursuant to Section 2.26(c)(iii). The Administrative Agent shall promptly notify each Lender as to the Committed Increase Date and the amount of the Committed Increase Commitments exercised by the Borrower. Each of the parties hereto hereby agrees that, on the Committed Increase Date, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the increase in the Revolving Credit Commitments of the Lenders, and the Administrative Agent and the Borrower may revise this Agreement to evidence such amendments.

(c) Notwithstanding the foregoing, no exercise by the Borrower of the Committed Increase Commitments shall become effective under this Section 2.26 unless on the Committed Increase Date:

(i) the conditions set forth in Sections 4.01(b) and 4.01(c) shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower;

(ii) the Borrower would be in Financial Covenant Compliance;

(iii) the Administrative Agent, the Arrangers and each applicable Lender shall have received all fees and expenses owed in respect of the Committed Increase Commitments being exercised pursuant to the terms of the Amended Engagement Letter; and

(iv) on or before the Committed Increase Date, Pony Express HoldCo shall acquire in a Permitted Drop-Down Acquisition an additional Equity Interest in Pony Express representing at least 10% of the total membership units in Pony Express.

(d) If the Borrower issues any senior notes that constitute Permitted Junior Debt prior to the first to occur of the Committed Increase Date and the Committed Increase Expiration Date, the total amount of the Committed Increase Commitments of the Lenders shall be reduced by the principal amount of such senior notes, which reductions will be applied pro rata to each Lender’s Committed Increase Commitment.

(e) There shall be no more than one Committed Increase Date, and following the increase to the Revolving Credit Commitments on such date as contemplated by Section 2.26(b), any unexercised Committed Increase Commitments shall automatically and permanently terminate.

(f) On the Committed Increase Date, the amount of all outstanding Revolving Loans and participations in Letters of Credit and Swing Line Loans shall be reallocated among the Lenders in accordance with their respective Revolving Credit Commitments (to the extent increased by the Committed Increase Commitments), and to effect such reallocations, each Lender whose Revolving Credit Commitment is increased upon the effectiveness of the Committed Increase Commitments (each an “Assignee Lender”) shall be deemed to have purchased from each of the Lenders whose Revolving Credit Commitments are not increased (each an “Assignor Lender”), at the principal amount thereof, such interests in outstanding Revolving Loans and participations in Letters of Credit and Swing Line Loans outstanding on such Committed Increase Date that will result in, after giving effect to all such assignments and purchases, such Revolving Loans and participations in Letters of Credit and Swing Line Loans being held ratably by the Lenders in accordance with their respective Revolving Credit Commitments (after giving effect to any increases pursuant to the Committed Increase Commitment). Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Acceptances without the payment of any related assignment fee, and no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived). The Assignor Lenders and Assignee Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to any netting effected by the Administrative Agent) with respect to such reallocations and assignments.

SECTION 2.5 Amendment to Article III. Each of Sections 3.01, 3.07, 3.08, 3.16, 3.17, 3.18, 3.20, 3.21, 3.24 and 3.25 of the Credit Agreement is amended by replacing the references to “the Closing Date” appearing therein with “the Second Amendment Effective Date”. Schedules 3.01, 3.08, 3.17, 3.18, 3.19(a), 3.19(c), 3.20(a), 3.20(b) and 3.24 are deleted in their entirety and replaced with the corresponding schedules in Exhibit A attached hereto.

SECTION 2.6 Amendment to Section 6.05. Section 6.05(b) of the Credit Agreement is amended by (a) inserting “and” appearing at the end of clause (ix) thereof, (b) deleting “; and” appearing at the end of clause (x) thereof and replacing it with “.” and (c) deleting clause (xi) thereof in its entirety.

SECTION 2.7 Amendment to Section 9.04. Section 9.04(b)(iii) of the Credit Agreement is amended and restated in its entirety as follows:

(iii) an assignment of the entire remaining amount of a Lender’s Commitment shall include the entire amount of such Lender’s Committed Increase Commitment and each partial assignment shall be made as an assignment of a proportionate part of all of the assigning Lender’s rights and obligations under this Agreement with respect to the Commitment and/or Loans assigned and shall include an assignment of a ratable proportionate part of the assigning Lender’s Committed Increase Commitment;

SECTION 2.8 Amendments to Section 9.08.

(a) Section 9.08(b)(ii) of the Credit Agreement is amended and restated in its entirety as follows:

(ii) increase or extend the Commitment or Committed Increase Commitment or decrease the amount of or extend the date for payment of any Fees or fees of any Lender without the prior written consent of such Lender,

(b) The second proviso to Section 9.08(b) of the Credit Agreement is amended and restated in its entirety as follows:

provided, however, that, notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to consent to any such amendment, modification or waiver, other than any such amendment, modification or waiver which affects the rights or obligations of a Defaulting Lender differently than the rights or obligations of the other Lenders or increases or extends the Commitment or Committed Increase Commitment of, or forgives or decreases the principal amount of, or extends the maturity of any scheduled principal payment date or date for the payment of any interest on any Loan of, such Defaulting Lender;

SECTION 2.9 Amendment to Guarantee and Collateral Agreement. Each of the schedules to the Guarantee and Collateral Agreement is deleted in its entirety and replaced with the corresponding schedule in Exhibit B attached hereto.

ARTICLE III

NEW LENDERS

SECTION 3.1 Revolving Credit Commitments. The Administrative Agent, the Borrower and each Lender (including each New Lender) agree on the Second Amendment Effective Date, the amounts of such Lender’s Revolving Credit Commitment and Committed Increase Commitment are as set forth on Schedule 2.01 annexed hereto, on the terms and subject to the conditions set forth herein.

SECTION 3.2 Reallocations. Simultaneously with the effectiveness of this Second Amendment, the Revolving Credit Commitment of each of the Lenders and the amount of all outstanding Revolving Loans and participations in Letters of Credit and Swing Line Loans shall be reallocated among the Lenders in accordance with their respective Revolving Credit Commitments, and to effect such reallocations, each Lender (including each New Lender) whose Revolving Credit Commitment upon the effectiveness of this Second Amendment exceeds its Revolving Credit Commitment immediately prior to the effectiveness of this Second Amendment (each an “Assignee Lender”) shall be deemed to have purchased all right, title and interest in, and all obligations in respect of, the Revolving Credit Commitments of the Lenders whose Revolving Credit Commitments are less than their respective Revolving Credit

Commitment immediately prior to the effectiveness of this Second Amendment (each an “Assignor Lender”), so that the Revolving Credit Commitments of each Lender will be as set forth on Schedule 2.01 attached hereto. Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Acceptances without the payment of any related assignment fee, and, except for replacement Revolving Loan Notes to be provided to the Assignor Lenders and Assignee Lenders in the principal amount of their respective Revolving Credit Commitments (after giving effect to this Second Amendment), no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived). The Assignor Lenders and Assignee Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to any netting effected by the Administrative Agent) with respect to such reallocations and assignments.

SECTION 3.3 New Lender Acknowledgements. Each Lender that is initially becoming a Lender pursuant to this Second Amendment (each a “New Lender”) (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment; (ii) agrees that it will, independently and without reliance upon the Arrangers, the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agents on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

SECTION 3.4 Address for Notices. For purposes of the Credit Agreement, the initial notice address of each New Lender shall be as set forth below its signature below.

SECTION 3.5 Interest; Breakage; Prepayments.

(a) The Borrower hereby agrees that it shall pay to the Revolving Credit Lenders on the Second Amendment Effective Date accrued and unpaid interest to and including the Second Amendment Effective Date, on the outstanding amount of Revolving Loans;

(b) Each Revolving Lender hereby waives any right to receive any payments under Section 2.15 of the Credit Agreement as a result of the payment of any existing Revolving Loans pursuant to this Amendment; and

(c) It is understood and agreed that the Borrower, in coordination with the Administrative Agent, may elect on or prior to the Second Amendment Effective Date that after giving effect to the reallocations provided for in Section 3.2, the existing Eurodollar Loans outstanding on the Second Amendment Effective Date with the Interest Periods provided in the following table shall continue to remain outstanding in the same aggregate dollar amount and with the same ending date for each Interest Period.

Last Day of Interest Period

November 30, 2015

December 9, 2015

December 21, 2015

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

The effectiveness of this Second Amendment (including the amendments contained in Article II) are subject to the satisfaction (or waiver) of the following conditions:

SECTION 4.1 This Second Amendment shall have been duly executed by the Borrower, the Administrative Agent, the Collateral Agent, the Swing Line Lenders, the Lenders, the Issuing Banks and the other Loan Parties, and delivered to the Arrangers;

SECTION 4.2 The Arrangers shall have received, to the extent invoiced, reimbursement or payment by the Borrower of all reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel for the Arrangers) incurred by the Arrangers in connection with this Second Amendment;

SECTION 4.3 The Arrangers shall have received all fees due and payable under the Engagement Letter;

SECTION 4.4 The Arrangers shall have received, on behalf of the Administrative Agent, the Collateral Agent and the Lenders, the favorable written opinion of Stinson Leonard Street LLP, counsel for the Borrower, in form and substance satisfactory to the Arrangers, (A) dated the Second Amendment Effective Date, (B) addressed to the Administrative Agent, the Collateral Agent and the Lenders, and (C) covering such matters relating to this Second Amendment and the transactions contemplated hereby as the Arrangers shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions;

SECTION 4.5 The Arrangers shall have received a certificate signed by a Responsible Officer of the Borrower as to the matters set forth in Sections 4.7 and 4.8 of this Article IV and as to Financial Covenant Compliance;

SECTION 4.6 The Arrangers shall have received with respect to the Borrower and each other Loan Party (i) certificates of good standing as of a recent date issued by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Second Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the Organizational Documents of such Loan Party or that there have been no changes to the Organizational Documents of such Loan Party from those most recently delivered to the Administrative Agent in connection with the Credit Agreement and that such documents remain in full force and effect, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Loan Party (and, if applicable, any parent company of such Loan Party) authorizing the execution, delivery and performance of this Second Amendment and any related Loan Documents and the borrowings hereunder and thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;

SECTION 4.7 No Default or Event of Default has occurred and is continuing under the Credit Agreement both before and immediately after giving effect to the transactions contemplated hereby;

SECTION 4.8 The representations and warranties of the Borrower set forth in Article V of this Second Amendment are true and correct;

SECTION 4.9 The Borrower shall have paid all accrued and unpaid interest on the aggregate principal amount of the Revolving Loans and all amounts due under Section 3.5 hereunder;

SECTION 4.10 The Borrower shall have provided, at least three Business Days prior to the Second Amendment Effective Date, the documentation and other information to the Arrangers, the Administrative Agent and the New Lenders that are required by regulatory authorities under the applicable “know-your-customer” rules and regulations and anti-money laundering rules and regulations, including the Patriot Act and that have been reasonably requested by the New Lenders at least five Business Days prior to the Second Amendment Effective Date; and

SECTION 4.11 If any New Lender requests that Loans made by it under the Credit Agreement, as amended, be evidenced by a promissory note, the Borrower shall execute and deliver to such New Lender a promissory note payable to such New Lender and its registered assigns and in a form and substance reasonably acceptable to the Administrative Agent and the Borrower.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

To induce the other parties hereto to enter into this Second Amendment, the Borrower represents and warrants to each of the Lenders, each Issuing Bank, the Arrangers and the Administrative Agent that, as of the Second Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Second Amendment Effective Date:

(a) This Second Amendment has been duly authorized, executed and delivered by each of the Loan Parties party hereto and constitutes, and the Credit Agreement (after giving effect to this Second Amendment, will (as to the Borrower) constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties party hereto or thereto in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) The representations and warranties of the Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the Second Amendment Effective Date (after giving effect to this Second Amendment), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(c) After giving effect to this Second Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date; and

(d) Immediately prior to and immediately after the consummation of the transactions contemplated under this Second Amendment on the Second Amendment Effective Date, after taking into account all applicable rights of indemnity and contribution, the Borrower and its subsidiaries on a consolidated basis, are Solvent.

ARTICLE VI

EFFECTS ON LOAN DOCUMENTS

Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents. The Borrower and the other Loan Parties acknowledge and agree that, on and after the Second Amendment Effective Date, this Second Amendment and each of the other Loan Documents to be executed and delivered by a Loan Party in connection herewith shall constitute a Loan Document for all purposes of the Credit Agreement. On and after the Second Amendment Effective Date, unless the context shall otherwise require, each reference in the Credit Agreement or any other Loan Document to “Lenders” or “Revolving Credit Lenders” shall be deemed to include the New Lenders. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment, and this Second Amendment and the Credit Agreement shall be read together and construed as a single instrument. Nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1 Expenses. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Arrangers in connection with this Second Amendment and any other documents prepared in connection herewith, in each case to the extent required by Section 9.05 of the Credit Agreement. The Borrower hereby confirms that the indemnification provisions set forth in Section 9.05 of the Credit Agreement shall apply to this Second Amendment and such losses, claims, damages, liabilities, costs and expenses (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

SECTION 7.2 Amendments; Execution in Counterparts; Severability.

(a) This Second Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent, the Lenders party hereto and the other Loan Parties; and

(b) In the event any one or more of the provisions contained in this Second Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.3 Reaffirmation; Mortgage Modification Requirements.

(a) Each of the Loan Parties party to the Guarantee and Collateral Agreement and the other Loan Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that the New Lenders are Lenders, and that all of its obligations under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms (A) each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties and (B) the guaranties made by it pursuant to the Guarantee and Collateral Agreement, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement and the Mortgages are, and shall remain, in full force and effect after giving effect to the Second Amendment, and (iv) agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Loans under the Credit Agreement.

(b) Within 90 days of the Second Amendment Effective Date (or such longer period of time acceptable to the Administrative Agent), the Borrower shall satisfy the Mortgage Modification Requirements.

SECTION 7.4 Governing Law; Waiver of Jury Trial; Jurisdiction. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECOND AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. The provisions of Section 9.15 of the Credit Agreement are incorporated herein by reference.

SECTION 7.5 Headings. Section headings in this Second Amendment are included herein for convenience of reference only, are not part of this Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Second Amendment.

SECTION 7.6 Counterparts. This Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

TALLGRASS ENERGY PARTNERS, LP, as Borrower

By: TALLGRASS MLP GP, LLC, its general partner

By:	/s/ David G. Dehaemers, Jr.
Name:	David G. Dehaemers, Jr.
Title:	President and Chief Executive Officer

TALLGRASS MLP OPERATIONS, LLC, as Grantor

By:	/s/ David G. Dehaemers, Jr.
Name:	David G. Dehaemers, Jr.
Title:	President and Chief Executive Officer

TALLGRASS INTERSTATE GAS TRANSMISSION, LLC, as Grantor

By:	/s/ David G. Dehaemers, Jr.
Name:	David G. Dehaemers, Jr.
Title:	Chief Executive Officer

TALLGRASS MIDSTREAM, LLC, as Grantor

By:	/s/ David G. Dehaemers, Jr.
Name:	David G. Dehaemers, Jr.
Title:	Chief Executive Officer

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

TRAILBLAZER PIPELINE COMPANY LLC, as Grantor

By:	/s/ David G. Dehaemers, Jr.
Name:	David G. Dehaemers, Jr.
Title:	Chief Executive Officer

TALLGRASS ENERGY INVESTMENTS, LLC, as Grantor

By:	/s/ David G. Dehaemers, Jr.
Name:	David G. Dehaemers, Jr.
Title:	Chief Executive Officer

TALLGRASS PXP HOLDINGS, LLC, as Grantor

By:	/s/ David G. Dehaemers, Jr.
Name:	David G. Dehaemers, Jr.
Title:	Chief Executive Officer

TALLGRASS ENERGY FINANCE CORP., as Grantor

By:	/s/ David G. Dehaemers, Jr.
Name:	David G. Dehaemers, Jr.
Title:	President and Chief Executive Officer

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

BARCLAYS BANK PLC
as Administrative Agent, Collateral Agent, a Lender, a Swing Line Lender and an Issuing Bank

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

WELLS FARGO BANK, N.A.
as a Lender, a Swing Line Lender and an Issuing Bank

By:	/s/ Alan W. Wray
Name:	Alan W. Wray
Title:	Managing Director

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

Bank of America, N.A.
as a Lender

By:	/s/ Bryan Heller
Name:	Bryan Heller
Title:	Director

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

Citibank, N.A.
as a Lender

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

Deutsche Bank AG New York Branch
as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

GOLDMAN SACHS BRANCH USA
as a Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

ROYAL BANK OF CANADA
as a Lender

By:	/s/ Evans Swann Jr.
Name:	Evans Swann Jr.
Title:	Authorized Signatory

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Michael Moreno
Name:	Michael Moreno
Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A.
as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

COMPASS BANK
as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Managing Director

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

Toronto Dominion (Texas) LLC
as a Lender

By:	/s/ Savo Bozic
Name:	Savo Bozic
Title:	Authorized Signatory

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

Capital One, National Association
as a Lender

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Sr. Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

REGIONS BANK
as a Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Senior Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

U.S. Bank National Association
as a Lender

By:	/s/ Todd S. Anderson
Name:	Todd S. Anderson
Title:	Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

BANK OF TOKYO MITSUBISHI UFJ
as a Lender

By:	/s/ Mark Oberreuter
Name:	Mark Oberreuter
Title:	Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

BNP PARIBAS
as a Lender

By:	/s/ Matt Worstell
Name:	Matt Worstell
Title:	Director

By:	/s/ Robert J. Smith
Name:	Robert J. Smith
Title:	Director

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

THE BANK OF NOVA SCOTIA
as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as a Lender

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

ING CAPITAL LLC
as a Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Cheryl LaBelle
Name:	Cheryl LaBelle
Title:	Managing Director

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

CITIZENS BANK, N.A.
as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

ABN AMRO CAPITAL USA, LLC
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Kaylan Hopson
Name:	Kaylan Hopson
Title:	Senior Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

SANTANDER BANK, N.A.
as a Lender

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

Cadence Bank, N.A.
as a Lender

By:	/s/ David Anderson
Name:	David Anderson
Title:	Senior Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

UMB BANK, N.A.
as a Lender

By:	/s/ Jess M. Adams
Name:	Jess M. Adams
Title:	Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

Amegy Bank National Association
as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

BRANCH BANKING AND TRUST COMPANY
as a Lender

By:	/s/ Ryan K. Michael
Name:	Ryan K. Michael
Title:	Senior Vice President

[Signature Page to Tallgrass Energy Partners, LP Credit Agreement – Amendment No. 2]

SCHEDULE 2.01

REVOLVING CREDIT COMMITMENTS

AND

COMMITTED INCREASE COMMITMENTS

Name of Lender	Revolving Credit Commitments	Committed Increase Commitments
Wells Fargo Bank, N.A.	$57,692,307.69	$12,307,692.31
Barclays Bank PLC	$57,692,307.69	$12,307,692.31
Bank of America, N.A.	$57,692,307.69	$12,307,692.31
Citibank, N.A.	$57,692,307.69	$12,307,692.31
Deutsche Bank AG New York Branch	$57,692,307.69	$12,307,692.31
Goldman Sachs Bank USA	$57,692,307.69	$12,307,692.31
Royal Bank of Canada	$57,692,307.69	$12,307,692.31
Credit Suisse AG, Cayman Islands Branch	$51,538,461.54	$18,461,538.46
Morgan Stanley Bank, N.A.	$51,538,461.54	$18,461,538.46
Compass Bank	$45,769,230.77	$9,230,769.23
Toronto Dominion (Texas) LLC	$21,153,846.15	$33,846,153.85
Capital One, National Association	$45,769,230.77	$9,230,769.23
Regions Bank	$45,769,230.77	$9,230,769.23
PNC Bank, National Association	$39,615,384.62	$15,384,615.38
U.S. Bank National Association	$39,615,384.62	$15,384,615.38
Bank of Tokyo Mitsubishi UFJ	$39,615,384.62	$15,384,615.38
BNP Paribas	$21,153,846.15	$33,846,153.85
The Bank of Nova Scotia	$21,153,846.15	$33,846,153.85
Credit Agricole Corporate and Investment Bank	$50,000,000.00	$0.00
ING Capital LLC	$50,000,000.00	$0.00
Citizens Bank, N.A.	$17,307,692.31	$27,692,307.69
ABN AMRO Capital USA LLC	$35,769,230.77	$9,230,769.23
Santander Bank, N.A.	$35,769,230.77	$9,230,769.23
Cadence Bank, N.A.	$31,923,076.92	$3,076,923.08
UMB Bank, N.A.	$25,769,230.77	$9,230,769.23
Amegy Bank, National Association	$13,461,538.46	$21,538,461.54
Branch Banking and Trust Company	$13,461,538.46	$21,538,461.54

Total:	$1,100,000,000	$400,000,000

Schedule 2.01

Exhibit A

Updated Credit Agreement Schedules

Exhibit B

Updated Guarantee and Collateral Agreement Schedules